UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 22, 2009

FEDERAL HOME LOAN MORTGAGE CORPORATION
(Exact name of registrant as specified in its charter)

Freddie Mac

Federally chartered corporation	000-53330	52-0904874

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8200 Jones Branch Drive McLean, Virginia	22102

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (703) 903-2000

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Freddie Mac (formally known as the Federal Home Loan Mortgage Corporation) has adopted, with the approval of the Federal Housing Finance Agency (FHFA), in consultation with the US Department of the Treasury (Treasury), an Executive Management Compensation Program covering the compensation of Freddie Mac executives in the following positions (the Covered Positions): chief executive officer (CEO), chief operating officer (COO), chief financial officer (CFO), executive vice presidents (EVPs), and senior vice presidents (SVPs) (each, a Covered Officer).

A copy of the Executive Management Compensation Program is filed as Exhibit 10.1 to this report and is incorporated herein by reference.

The Executive Management Compensation Program is intended to be effective for calendar years 2009, 2010, and thereafter as long as Freddie Mac remains in conservatorship. The specific parameters of the Executive Management Compensation Program may be amended from time to time by the Compensation Committee of Freddie Mac’s Board of Directors (the Committee), if approved by FHFA after consulting with Treasury, as appropriate.

Participation of a Covered Officer in the Executive Management Compensation Program is contingent upon the Covered Officer agreeing to be bound by the terms of a recapture arrangement which has been approved by both the Committee and FHFA. In the case of the current CEO, COO and CFO, this recapture arrangement will be as set forth in the recapture agreements signed by the respective executives at the time of their hiring. In the case of all other

Covered Officers, the recapture arrangement will take the form of the Executive Management Compensation Recapture Policy (Recapture Policy) discussed below.

I.	Total Direct Compensation

Under the Executive Management Compensation Program, two thirds of the target total direct compensation (TDC) of Covered Officers will consist of a Base Salary and one third will consist of a Target Incentive Opportunity. The TDC for all participants will be approved by the Committee, FHFA, or the CEO, as appropriate, as of the effective date of the Executive Management Compensation Program. The Committee or the CEO may recommend adjustments to TDC for Covered Officers. Any such recommendations are subject to approval by FHFA after consulting with Treasury, as appropriate. All compensation under the Executive Management Compensation Program will be paid in cash.

A.	Base Salary

A Covered Officer’s Base Salary for each year will consist of two components. One component will be paid in cash on a semi-monthly basis during the calendar year earned (the Semi-Monthly Base Salary) and the other component will be earned on a semi-monthly basis during each calendar year, but will be paid out on a deferred basis (the Deferred Base Salary) as discussed below.

1.	Semi-Monthly Base Salary

Semi-Monthly Base Salary for any Covered Officer cannot exceed $500,000 per year, except for the CEO, COO, and CFO, or other exceptions as approved from time to time by FHFA. For any Covered Officer other than the CEO, COO, and CFO, with a Semi-Monthly Base Salary greater than $500,000 immediately prior to the adoption of the Executive Management Compensation Program, that Covered Officer’s Semi-Monthly Base Salary will be reduced to $500,000 effective January 1, 2010.

2.	Deferred Base Salary

The portion of Base Salary that is not paid in Semi-Monthly Base Salary will be delivered in the form of Deferred Base Salary. The provisions of the Executive Management Compensation Program relating to Deferred Base Salary will be administered in accordance with the Federal Home Loan Mortgage Corporation Mandatory Executive Deferred Base Salary Plan, effective as of January 1, 2009. A copy of the Federal Home Loan Mortgage Corporation Mandatory Executive Deferred Base Salary Plan is filed as Exhibit 10.2 to this report and is incorporated herein by reference.

Approved Payment Schedule: Deferred Base Salary Earned in Calendar Year 2009

Deferred Base Salary earned during each calendar quarter of 2009 will be paid on the last business day of the corresponding quarter of 2010, provided the Covered Officer is actively employed by the Company on such payment date, or in the event that the Covered Officer dies, has a Long-Term Disability or Retires in 2010. The Deferred Base Salary will be forfeited in the event a Covered Officer’s death, Long-Term Disability or Retirement (each as defined in the Executive

Management Compensation Program) occurs in 2009, as provided below under “Treatment upon Termination.” The 2009 Deferred Base Salary will, however, become non-forfeitable if any such event occurs in 2010, subject to the applicable recapture arrangement.

Approved Payment Schedule: Deferred Base Salary Earned in Calendar Year 2010
and Subsequent Years

The Deferred Base Salary earned during each calendar quarter of 2010 and subsequent calendar years will be paid on the last business day of the corresponding quarter of the immediately following calendar year. Fifty percent of the Deferred Base Salary will be a fixed amount.

Any payment of the remaining 50% of Deferred Base Salary will be based on the Committee’s assessment of Freddie Mac’s performance against the Corporate Scorecard for the year in which the performance-based Deferred Base Salary is earned. The performance-based portion Deferred Base Salary funding level will be equal to the Committee’s approved short-term incentive (STI) funding level for the STI plan applicable to employees at the level of Vice President and below for the performance year in which the performance-based portion Deferred Base Salary is earned. It will be 0% if performance goals are not achieved, and in no event can the performance-based portion Deferred Base Salary funding level exceed 125%. The STI funding level, expressed as a percentage, will be equal to the amount of STI funds approved for distribution to employees at the level of Vice President and below divided by the aggregate STI targets for those same employees.

The performance-based portion of the Deferred Base Salary for each quarter of 2010 and subsequent calendar years will be adjusted in a manner consistent with the approved Deferred Base Salary funding level, and the amount, if any, will be paid on the last business day of the corresponding quarter in the immediately following calendar year.

B.	Target Incentive Opportunity

For each performance year, every Covered Officer will be provided an annual Target Incentive Opportunity, which will be equal to one-third of the Covered Officer’s TDC.

1.	Effective Date for 2009 Target Incentive Opportunity

For each employee who was a Covered Officer as of January 1, 2009, the 2009 Target Incentive Opportunity will be effective retroactive to January 1, 2009 and will be equal to one-third of their TDC. For an employee who is hired or promoted into a Covered Officer position after January 1, 2009, the 2009 Target Incentive Opportunity will be pro-rated based on their date of promotion or hire.

2.	Effective Date for Target Incentive Opportunity in 2010 and Subsequent Years

For each employee who is in a Covered Officer position as of January 1 of any calendar year after 2009, the Target Incentive Opportunity will be effective on January 1 of that calendar year and will be equal to one-third of their TDC. For an employee who is hired or promoted into a Covered Officer position after January 1 of any calendar year, the Target Incentive Opportunity for that calendar year will be pro-rated based on the date of promotion or hire.

3.	Target Incentive Opportunity Payouts

A Covered Officer will be eligible to be paid 50% of their annual Target Incentive Opportunity no later than March 15 of the calendar year immediately following the performance year (the First Incentive Opportunity Payment), and the remaining 50% no later than March 15 of the second calendar year immediately following the performance year (the Second Incentive Opportunity Payment).

The amount of the annual Target Incentive Opportunity that is actually paid, if any, will be determined by the Committee’s approved long-term incentive (LTI) funding level (i.e., the funding level for the LTI plan applicable to employees at the level of Vice President and below) for the LTI grant made in the same calendar year of the Covered Officer’s annual Target Incentive Opportunity. The LTI funding level can range from 0% up to a maximum of 120%.

First Incentive Opportunity Payment — The amount actually paid, if any, will be equal to 50% of the Covered Officer’s annual Target Incentive Opportunity multiplied by the approved LTI funding level applicable to such payment.

Second Incentive Opportunity Payment — The amount actually paid, if any, will be equal to 50% of the Covered Officer’s annual Target Incentive Opportunity multiplied by the approved LTI funding level applicable to such payment.

For Covered Officers who are members of the Freddie Mac Management Committee on the date the Committee approves the LTI funding level, the amount of the Target Incentive Opportunity that is paid, if any, is also subject to an assessment of division and/or individual performance as determined by the CEO or, in the case of the CEO, the Board of Directors. This assessment can result in an increase or decrease to the amount of the related payment of up to 25%. However, in no event can the aggregate amount paid to the Covered Officers who are members of the Management Committee for any First or Second Incentive Opportunity Payment exceed the aggregate Target Incentive Opportunities for all such Covered Officers multiplied by the LTI funding level.

C.	Impact on Freddie Mac’s Supplemental Executive Retirement Plan

Freddie Mac’s Supplemental Executive Retirement Plan (SERP) has been amended effective January 1, 2010 to provide that the maximum covered compensation, for purposes of the SERP, relative to a Covered Officer only, may not exceed two times the Covered Officer’s Semi-Monthly Base Salary. It is the intent of Freddie Mac and FHFA that, upon the conclusion of conservatorship, the definition of “compensation” for purposes of accruals under the SERP will revert to the definition of “compensation” in place prior to the amendment to the SERP made to conform its terms to this Executive Management Compensation Program. A copy of the amendment to the SERP is filed as Exhibit 10.3 to this report and is incorporated herein by reference.

II.	Treatment of Amounts Upon Termination of Employment

A.	Semi-Monthly Base Salary

Under all termination events except death, a Covered Officer’s Semi-Monthly Base Salary will terminate as of the date employment terminates. In the event of the death of a Covered Officer,

the Covered Officer’s Semi-Monthly Base Salary will terminate at the end of the month in which the death occurs.

B.	Deferred Base Salary

Deferred Base Salary will be forfeited in the event a Covered Officer’s death, Long-Term Disability or Retirement occurs in 2009, but the 2009 Deferred Base Salary will become non-forfeitable if any such event occurs in 2010.

Death:  If a Covered Officer’s employment is terminated due to death, any unpaid Deferred Base Salary will be paid as soon as administratively possible. If, at the time of the Covered Officer’s death, the Deferred Base Salary funding level has not been determined, the performance-based portion of such Covered Officer’s Deferred Base Salary will remain outstanding until such determination is made. The actual amount paid, if any, for the performance-based portion will be determined by the approved Deferred Base Salary funding level for the relevant year.

The date on which the Committee approves the Deferred Base Salary funding level is referred to as the “Deferred Base Salary Determination Date.” Payment of any performance-based Deferred Base Salary will occur as soon as administratively possible after the Deferred Base Salary Determination Date.

Long-Term Disability:  If a Covered Officer’s employment is terminated due to Long-Term Disability, the Covered Officer’s right to receive any unpaid Deferred Base Salary will become non-forfeitable, subject to the applicable recapture arrangement, but will be paid no earlier than as called for in the Approved Payment Schedule above. The actual amount paid, if any, for the performance-based portion of Deferred Base Salary earned will be determined by the approved Deferred Base Salary funding level for the relevant year.

Retirement:  If a Covered Officer terminates employment due to Retirement, the Covered Officer’s right to receive any unpaid Deferred Base Salary will become non-forfeitable, subject to the applicable recapture arrangement, and the Deferred Base Salary will be paid no earlier than as called for in the Approved Payment Schedule above. The actual amount paid, if any, for the performance-based portion of Deferred Base Salary earned will be determined by the approved Deferred Base Salary funding level for the relevant year.

Involuntary Termination:  If a Covered Officer is involuntarily terminated, any unpaid Deferred Base Salary will be forfeited unless the Committee recommends that the Covered Officer receive either all or a portion of the unpaid Deferred Base Salary and the Committee’s recommendation is approved by FHFA after consulting with Treasury, as appropriate.

Voluntary Termination:  If a Covered Officer voluntarily terminates employment, any unpaid Deferred Base Salary will be forfeited.

C.	Target Incentive Opportunity

Minimum Service Required:  In order to be eligible to receive any portion of an annual Target Incentive Opportunity upon termination, a Covered Officer must have been employed for a minimum of four whole calendar months during the performance year for which the incentive is being earned.

Death and Long-Term Disability:  If a Covered Officer’s employment is terminated due to either death or Long-Term Disability, any earned but unpaid portion of the Target Incentive Opportunity will be paid as soon as administratively possible following the date of death or the first day of Long-Term Disability. The actual amount that is paid, if any, will be determined by the approved LTI funding level for the relevant year.

If, at the time of the Covered Officer’s death or Long-Term Disability, the LTI funding level has not been determined, the award will remain outstanding until such determination is made. As soon as administratively possible after the LTI Payment Determination Date (which is the date on which the Committee approves the LTI funding level), but no later than March 15 of the calendar year following the performance year, the Covered Officer, or the Covered Officer’s beneficiary(ies), will receive all unpaid portions, if any, of the Covered Officer’s Target Incentive Opportunity determined by the approved LTI funding level.

The actual amount paid, if any, will also be subject to an assessment of division and/or individual performance as described above if the Covered Officer was a member of the Management Committee on the date of death or immediately prior to the first day of Long-Term Disability.

Retirement:  If a Covered Officer terminates employment due to Retirement, any earned but unpaid portion of the Target Incentive Opportunity will be paid as soon as administratively possible. The actual amount paid will be determined by the approved LTI funding level for the relevant year. If, at the time of the Covered Officer’s termination, the LTI funding level has not been determined, the Target Incentive Opportunity will remain outstanding until the LTI Payment Determination Date. As soon as administratively possible after the LTI Determination Date, but no later than March 15 of the calendar year following the performance year, the Covered Officer’s right to receive a pro-rata payment shall become non-forfeitable, subject to the applicable recapture arrangement. The pro rata payment will be calculated based on the number of whole months the Covered Officer was employed during the performance year (provided that no payment will be made if this was less than four whole months), divided by 12, and multiplied by 50% of the Covered Officer’s Target Incentive Opportunity and by the approved LTI funding level for the relevant year.

The actual amount paid, if any, will also be subject to an assessment of division and/or individual performance as described above if the Covered Officer was a member of the Management Committee on the date of Retirement.

Involuntary Termination:  If a Covered Officer is involuntarily terminated, any unpaid portion of the Target Incentive Opportunity will be forfeited unless the Committee recommends that the Covered Officer receive either all or a portion of the unpaid Target Incentive Opportunity and the Committee’s recommendation is approved by FHFA after consulting with Treasury, as appropriate.

Voluntary Termination:  If a Covered Officer voluntarily terminates employment, any unpaid portion of the Target Incentive Opportunity will be forfeited.

III.  Additional Forfeiture Event

Upon a Forfeiture Event (as defined in the Executive Management Compensation Program), any unearned or any unpaid Target Incentive Opportunity will be cancelled and the Covered Officer or former Covered Officer will be required to immediately repay Freddie Mac the gross value of the Target Incentive Opportunity that was paid during the 12 month period immediately prior to the Forfeiture Event.

In the event that a repayment is triggered under a current or former Covered Officer’s recapture arrangement, any earned but unpaid amounts that are subject to recapture under the terms of the recapture arrangement will be forfeited.

IV.	Recapture Policy

The Recapture Policy provides for Freddie Mac’s recapture from Covered Officers of Recapture Eligible Compensation (which, as defined in the Recapture Policy, varies depending on which Triggering Event has occurred) if, at any time during the executive’s employment with Freddie Mac (or, under certain circumstances after termination of his employment), the board of directors provides the Notice Requirements specified in the Recapture Policy and subsequently determines in good faith and provides written notice to the executive that any Triggering Event (as defined in the Recapture Policy) has occurred. The Recapture Period (as defined in the Recapture Policy) also varies depending on which Triggering Event has occurred.

In the event that an executive has obtained a legally binding right to a bonus or incentive payment based on materially inaccurate financial statements or any other materially inaccurate performance metric criteria, the compensation subject to recapture consists of Deferred Base Salary, Target Incentive Opportunity payments and any equity awards that vest after the effective date of the Recapture Policy. In the event that an executive is terminated for cause (as defined in the Recapture Policy), the compensation subject to recapture consists of Deferred Base Salary, Target Incentive Opportunity Payments, any equity awards that vest after the effective date of the Recapture Policy and any severance benefits paid. An executive who is terminated for cause also forfeits rights to any future payment of Deferred Base Salary, Target Incentive Opportunity payments, equity awards that vest after the effective date of the Recapture Policy or severance benefits that might otherwise have been due pursuant to the terms of applicable plans or awards from the date of executive’s termination forward.

Under the Recapture Policy, the board has discretion to determine the appropriate amount required to be recaptured, if any, upon a Triggering Event, which is intended to be the compensation in excess of what Freddie Mac would have paid the executive had Freddie Mac taken into consideration the impact of the Triggering Event at the time such compensation was awarded.

A copy of the Recapture Policy is filed as Exhibit 10.4 to this report and is incorporated herein by reference.

V.	Approved 2009 and 2010 TDC for Senior Executives

The tables below set forth the approved 2009 and 2010 Semi-Monthly Base Salary, Deferred Base Salary, Target Incentive Opportunity and Target TDC for Freddie Mac’s CEO, COO, CFO and other active Covered Officers whose compensation was disclosed in Freddie Mac’s 10-K/A filed on April 30, 2009.

		2009 Target Compensation (Annualized)*

Covered Officer	Title	Semi- Monthly Base Salary	Deferred Base Salary	Target Incentive Opportunity	2009 Target TDC

Charles E. Haldeman, Jr.	CEO	$900,000	$3,100,000	$2,000,000	$6,000,000

Bruce M. Witherell	COO	$700,000	$2,300,000	$1,500,000	$4,500,000

Ross J. Kari	CFO	$675,000	$1,658,333	$1,166,667	$3,500,000

Robert E. Bostrom	EVP - General Counsel & Corporate Secretary	$600,000	$1,260,000	$930,000	$2,790,000

Paul G. George	EVP - Human Resources & Corporate Services	$550,000	$1,250,000	$900,000	$2,700,000

*	For Messrs. Haldeman, Witherell and Kari, the 2009 target compensation amounts presented in this table will be pro-rated based on their respective dates of hire.

		2010 Target Compensation (Annualized)

Covered Officer	Title	Semi- Monthly Base Salary	Deferred Base Salary	Target Incentive Opportunity	2010 Target TDC

Charles E. Haldeman, Jr.	CEO	$900,000	$3,100,000	$2,000,000	$6,000,000

Bruce M. Witherell	COO	$700,000	$2,300,000	$1,500,000	$4,500,000

Ross J. Kari	CFO	$675,000	$1,658,333	$1,166,667	$3,500,000

Robert E. Bostrom	EVP - General Counsel & Corporate Secretary	$500,000	$1,360,000	$930,000	$2,790,000

Paul G. George	EVP - Human Resources & Corporate Services	$500,000	$1,300,000	$900,000	$2,700,000

Item 9.01.  Financial Statements and Exhibits.

  (d)  Exhibits.

The following exhibits are being filed as part of this report on Form 8-K:

Exhibit Number	Description of Exhibit

10.1	Executive Management Compensation Program

10.2	Form of Federal Home Loan Mortgage Corporation Mandatory Executive Deferred Base Salary Plan, Effective as of January 1, 2009

10.3	Form of First Amendment to the Federal Home Loan Mortgage Corporation Supplemental Executive Retirement Plan (As Amended and Restated January 1, 2008)

10.4	Executive Management Compensation Recapture Policy

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FEDERAL HOME LOAN MORTGAGE CORPORATION

By:	/s/ Charles E. Haldeman, Jr.

Charles E. Haldeman, Jr.
Chief Executive Officer

Date: December 24, 2009

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

10.1	Executive Management Compensation Program

10.2	Form of Federal Home Loan Mortgage Corporation Mandatory Executive Deferred Base Salary Plan, Effective as of January 1, 2009

10.3	Form of First Amendment to the Federal Home Loan Mortgage Corporation Supplemental Executive Retirement Plan (As Amended and Restated January 1, 2008)

10.4	Executive Management Compensation Recapture Policy